Capital management	6 Months Ended
Jun. 30, 2026
Capital Management
Capital management

26. Capital management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and to maintain an optimal capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt. The Group monitors capital on the basis of the gearing ratio. This ratio is calculated as net debt divided by total capital. Net debt is calculated as total loans (including ‘current and non-current loans’ as shown in the consolidated balance sheet) less cash and cash equivalents. Total capital is calculated as ‘equity’ as shown in the unaudited interim condensed consolidated balance sheet plus net debt.

The Croup’s strategy, which is unchanged for the reporting periods, is to maintain a reasonable ratio in order to raise capital with reasonable cost.

The debt to capital ratios as of June 30, 2026 and December 31, 2025 were:

	As of	As of
	June 30, 2026	December 31, 2025
Total borrowings	$7,505,763	$12,642,862
Less: Cash and cash equivalents	(595,013)	(97,669)
Net debt	6,910,750	12,545,193
Total equity	2,772,072	(6,777,635)
Total capital	$9,682,822	$5,767,558
Gearing ratio	71%	217%